UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      January 3, 2006

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 8.01 Other Events

     On January 3, 2006, Monarch Casino & Resort, Inc. (the "Company"), through its wholly-owned subsidiary, Golden Town, Inc., entered into agreements, dated as of January 1, 2006, to acquire 100% of the equity interest of LLH Gaming, Inc. and its affiliates (collectively, "LLH"). LLH is the party to a Purchase and Sale Agreement for the purchase by LLH of the Fitzgerald's Reno Casino Hotel located in downtown, Reno, Nevada ("Fitzgerald's Reno). The Company intends to cause LLH to complete the purchase of Fitzgerald's Reno at an estimated cost of $11,000,000 plus additional transaction costs.

     LLH filed for bankruptcy relief under Chapter 11 of the Bankruptcy Code on December 30, 2005. The Sellers under the Purchase and Sale Agreement have indicated that they do not believe LLH should be able to close the purchase. Various parties to the Purchase and Sale Agreement, including LLH, will appear in the U.S. Bankruptcy Court, District of Nevada, on January 9, 2006. This hearing may clarify whether LLH will be entitled to proceed to close on the Purchase and Sale Agreement and purchase substantially all of the Assets of the Fitzgerald's Reno. In addition, in the event that LLH receives a favorable decision regarding its ability to purchase the assets of the Fitzgerald's Reno from the U.S. Bankruptcy Court, other proceedings for additional approvals will be required from the District Court, State of Nevada, the City of Reno and the Nevada gaming regulatory authorities before LLH will be able to acquire the assets of the Fitzgerald's Reno.

     Fitzgerald's Reno is a 351-room hotel with approximately 27,000 square feet of gaming space and three restaurants located in the central business district of downtown Reno, and is within walking distance of the National Bowling Stadium and other downtown attractions.

     A copy of the Purchase and Sale Agreement is attached to this Current Report as Exhibit 2.1 and is incorporated herein by reference.

     A copy of the press release issued by the Company announcing the execution of the Purchase Agreement is attached to this Current Report as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01  Financial Statements and Exhibits

     (d) EXHIBITS

     Exhibit 2.1 Purchase and Sale Agreement dated September 12, 2004 by and among, LLH HOLDINGS, LLC, LLH PARKING, LLC, and LLH GAMING, INC.; FITGERALDS RENO, INC. and JEFFREY GILBERT, and FITZGERALDS GAMING CORPORATION.

     Exhibit 99.1    Press release dated January 3, 2006.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    January 9, 2006               By: /s/ Ben Farahi
                                              -------------------------
                                       Name:   Ben Farahi
                                       Title:  Chief Financial Officer,
                                               Treasurer and Secretary












































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Exhibit No.     Description
-----------     -----------

Exhibit 2.1 Purchase and Sale Agreement dated September 12, 2004 by and among, LLH HOLDINGS, LLC, LLH PARKING, LLC, and LLH GAMING, INC.; FITGERALDS RENO, INC. and JEFFREY GILBERT, and FITZGERALDS GAMING CORPORATION.

Exhibit 99.1    Press release dated January 3, 2006.















































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                                                                  Exhibit 99.1

                                PRESS RELEASE

       MONARCH CASINO & RESORT, INC. ANNOUNCES NEW ACQUISITION OPPORTUNITY

     RENO, NV-January 4, 2006- Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company"), owner of the Atlantis Casino Resort in Reno, Nevada, announced today that through a wholly-owned subsidiary, Golden Town, Inc., it has acquired 100% of the equity interest of LLH Gaming, Inc. and its affiliates ("LLH"). LLH is the party to a Purchase Agreement for the purchase by LLH of the Fitzgerald's Reno Casino Hotel located in downtown Reno, Nevada ("Fitzgerald's Reno"). LLH sought protection under Chapter 11 of the United States Bankruptcy Code on December 29, 2005, just prior to the expiration date of LLH's Purchase Agreement for Fitzgerald's Reno.

     The Company intends to cause LLH to complete the purchase of Fitzgerald's Reno at an estimated cost of $11,000,000 plus additional transaction costs and to cause the LLH bankruptcy case to be dismissed. However, the purchase of Fitzgerald's Reno is subject to several issues and contingencies, any of which could prevent or delay the successful completion of the purchase.

     Because of the significant contingencies and uncertainties, there is no assurance that Monarch's subsidiary will consummate the purchase of Fitzgerald's Reno.

     Fitzgerald's Reno is a 351-room hotel with approximately 27,000 square feet of gaming space and three restaurants located in the central business district of downtown Reno, and is within walking distance of the National Bowling Stadium and other downtown attractions.

     A United States Bankruptcy Court approved the Fitzgerald's Reno Plan of Reorganization on May 5, 2003. The Fitzgerald's Reno bankruptcy debtors surrendered their gaming license in August 2003, and since that date, a court appointed supervisor has operated Fitzgerald's Reno.

     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada.
The Atlantis is the closest hotel-casino to, and is directly across the street from, the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across Virginia Street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 38 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     The disclosures contained in this press release are subject to numerous forward-looking statements, factors and contingencies within the meaning of
Section 21 of the Securities Exchange Act of 1934, the outcome of which could

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substantially impact the information disclosed.  The factors that could impact the disclosures herein include, but are not limited to, receipt of certain gaming regulatory approvals; modified court orders from the Nevada District Court regarding the status of the court appointed supervisor of Fitzgerald's Reno; orders from the United States Bankruptcy Court; general economic conditions affecting the gaming industry; and other factors generally affecting the economy of Reno and Nevada and the gaming industry generally. These forward-looking factors are also subject to other factors set forth in the Company's periodic filings under the Securities Exchange Act of 1934, as amended.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com













































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